COLUMBIA FUNDS SERIES TRUST

Columbia Overseas Value Fund

(the “Fund”)

Supplement dated April 4, 2011 to

the Prospectuses for Class A, Class C, Class R and Class Z shares,

each dated July 1, 2010, as supplemented

As of the date of this supplement, Class A, Class C, Class R and Class Z shares of the Fund are not being publicly offered or sold. However, other share classes of the Fund will be publicly offered and sold beginning on or about April 4, 2011.

Shareholders should retain this Supplement for future reference.

C-1256-2 A (4/11)